UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 8, 2008

ST. LAWRENCE ENERGY CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-23266

Delaware	38-3717938
(State of Incorporation)	(I.R.S. Employer Identification No.)

2370 Watson Court, Suite 100, Palo Alto, CA	94303
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (650) 585-6686

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act   (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act   (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Registrant reports in this current report on Form 8-K the appointment of Robert Mitchell as CEO, CFO and Chairman of the Registrant pursuant to board meeting held on December 4, 2008.

During the past five years, Mr. Mitchell, 54, worked as an international consultant with the GPS Division of Trimble Navigation, as well as an executive staff consultant for Illinois based May Company International providing advice to small and medium-sized businesses. He also worked as a consultant for various corporations providing consulting services in the fields of technology and business. He received a Bachelors degree from Northwestern University in electrical engineering, an M.B.A. from Northwestern University in international management, and a Juris Doctorate from San Francisco Law School with a concentration in contracts and commercial law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Robert Mitchell
Robert Mitchell
CEO and CFO

December 22, 2008